                              SECOND AMENDMENT TO THE
                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                             EXECUTIVE RETENTION PLAN

              THIS SECOND AMENDMENT to the Public Service Company of New Mexico Executive Retention Plan (the "Second Amendment") is made as of the 1st day of August, 1994, by the Public Service Company of New Mexico (the "Company"). If not defined in this Second Amendment, capitalized terms contained herein have the meaning as set forth in the Public Service Company of New Mexico Executive Retention Plan (the "Plan").

              WHEREAS, the Plan and the First Amendment were adopted by the Company, effective as of January 1, 1992 and January 1, 1994, respectively;

              WHEREAS, Exhibit "A" to the Plan consists of a list of employees of the Company (and their position with the Company) eligible to participate in the Plan, which list was incorporated by reference into the Plan document;

              WHEREAS, the Company desires to amend Exhibit "A" to: (i) add employees not previously eligible to participate in the Plan, (ii) delete Participants set forth therein no longer employed by the Company and (iii) delete or change the classification or job title of certain Participants included on Exhibit "A".

              WHEREAS, Article IX provides that the Plan may be amended at any time to add employees to Exhibit "A", but it provides that any other amendment would generally not be effective during the twenty-four month period immediately preceding any Change In Control and the twenty-four (24) month period immediately following such Change In Control to the extent that such amendment impairs or abridges the rights or benefits of an employee of the Company who was a Participant upon the occurrence of the Change In Control or in the twenty-four (24) month period immediately prior thereto; and

              WHEREAS, the following Second Amendment, adopting a new Exhibit "A", was approved effective immediately, with the understanding that the effectiveness of the deletions or classification changes may be delayed pursuant to the provisions of Article IX.

              NOW, THEREFORE, the Plan shall be, and hereby is, amended as follows:

        1. Exhibit "A" is hereby amended in its entirety and replaced with a new Exhibit "A" attached hereto, and incorporated herein by reference, subject to applicable restrictions as required by Article IX.

       2.Except as amended by the First Amendment and this Second Amendment, the Plan is otherwise unchanged.

              IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Public Service Company of New Mexico Executive Retention Plan to be executed and effective as of the date and year first above written.

                                       PUBLIC SERVICE COMPANY
                                            OF NEW MEXICO



                                                 By
                                     BENJAMIN F. MONTOYA, President

ATTEST


____________________________
PATRICK T. ORTIZ
Secretary
14644

                                      EXECUTIVE RETENTION PLAN
                                  CORRECTIONS TO CURRENT EXHIBIT A
                                            June 6, 1994


M. PHYLLIS BOURQUE                      SR VP, MARKETING AND CUSTOMER SERVICES

JERRY L. GODWIN                         SR VP, POWER SUPPLY RESOURCES

MAX H. MAERKI                           SR VP & CHIEF FINANCIAL OFFICER

PATRICK T. ORTIZ                        SR VP, REGULATORY POLICY,
                                        GENERAL COUNSEL & SECRETARY

WILLIAM J. REAL                         SR VP, UTILITY OPERATIONS

JEFFRY E. STERBA                        SR VP, CORPORATE DEVELOPMENT

MARC D. CHRISTENSEN                     VP, PUBLIC AFFAIRS

JUDITH A. ZANOTTI                       VP, HUMAN RESOURCES

DONNA M. BURNETT                        CORPORATE CONTROLLER AND
                                        CHIEF ACCOUNTING OFFICER

D.A. JAMES                              DIR, LEGAL AND CORPORATE AFFAIRS

EDWIN A. KRAFT                          VP, CUSTOMER SERVICES

ALFONSO R. LUJAN                        VP, ELECTRIC T&D SERVICES

MITCHELL J. MARZEC                      TREASURER

LAWRENCE D. RATLIFF                     VP, ENGINEERING & TECHNICAL SERVICES

JOHN RENNER                             VP, GAS SUPPLY SOURCING

TERRY D. RISTER                         VP, GAS DISTRIBUTION SERVICES

MICHAEL C. SLOTA                        VP, WATER OPERATIONS

BARBARA L. BARSKY                       DIR, INVESTOR RELATIONS/FINANCIAL
                                        ANALYSIS

MELVIN CHRISTOPHER                      DIR, GAS SUPPLY SOURCING

JEFFREY R. HARRIS                       ASSET DISPOSAL TEAM

SCOTT WITSCHGER                         ASSET DISPOSAL TEAM

                                      EXECUTIVE RETENTION PLAN
                                   ADDITIONS TO CURRENT EXHIBIT A
                                            June 6, 1994


PATRICK GOODMAN                         VP, POWER PRODUCTION

CINDY McGILL                            DIR, REGULATORY POLICY

RAMON GONZALES                          SENIOR COUNSEL, HUMAN RESOURCES

MARIE EAVES                             DIR, GOVERNMENT AFFAIRS

BLAKE RIDGEWAY                          DIR, CORPORATE STRATEGY

EDDIE PADILLA                           DIR, MARKETING AND POWER CONTRACTS

JACK MADDOX                             DIR, INTEGRATED RESOURCE PLANNING

RICK BRINNEMAN                          MGR, REGIONAL PUBLIC AFFAIRS

                                      EXECUTIVE RETENTION PLAN
                                   DELETIONS TO CURRENT EXHIBIT A
                                            June 6, 1994


EVANS SPANOS                            MGR, NGV SERVICE

KATHLEEN A. MAYER                       CONS. STRATEGIC PLANNING

JAMES A. HUNTER                         DIR, GAS MARKETING/BUSINESS
                                        DEVELOPMENT